Exhibit 32.1
SECTION 1350 CERTIFICATION
     In connection with the Quarterly Report on Form 10-Q of Directed Electronics, Inc. (the “Company”) for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James E. Minarik, Chief Executive Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James E. Minarik
James E. Minarik
Date: May 8, 2008	Chief Executive Officer